Exhibit 99.1

Adalimumab Found To Be a Likely Cost-Effective Treatment for Early-Stage Dupuytren’s Disease

PALO ALTO, Calif., November 15, 2022 -- 180 Life Sciences Corp. (NASDAQ: ATNF) (“180 Life Sciences” or the “Company”), a clinical-stage biotechnology company today announced that researchers at Oxford Population Health’s Health Economics Research Centre and the Kennedy Institute of Rheumatology have found that anti-TNF treatment (adalimumab), which is commonly used to treat conditions such as rheumatoid arthritis and psoriasis, is likely to be a cost-effective treatment for people affected by early-stage Dupuytren’s disease.

Dupuytren’s disease affects more than 5 million people in the UK. It causes the fingers to irreversibly curl into the palm due to nodules of tissue forming cords under the skin, impairing hand function and quality of life. There is currently no approved treatment for early-stage disease. All treatments available for late-stage disease have limitations, including the potential for recurrence.

A recent phase 2b trial (an early stage trial designed to test whether a treatment provides a beneficial effect) led by Professor Jagdeep Nanchahal of the Kennedy Institute of Rheumatology, University of Oxford, who is also a consultant to the Company, found that a course of four adalimumab injections significantly reduced hardness and size of early-stage Dupuytren’s disease nodules.

Based on the results of the Repurposing Anti-TNF for Treating Dupuytren's Disease (RIDD) trial, the study’s researchers analysed data on costs and quality of life. They extrapolated the trial results using a patient-level simulation model, which estimated the lifetime cost-effectiveness of adalimumab for treatment of Dupuytren’s Disease. The simulated model also evaluated hypothetical repeated courses of adalimumab each time the nodule reactivated (every three years) in patients who initially responded to treatment.

The researchers’ simulation found that repeated courses of intranodular injections of adalimumab are likely to be cost-effective for treating progressive early-stage Dupuytren’s disease. The model-based extrapolation showed that, over a lifetime, repeated courses of adalimumab are likely to cost £14,593 per quality-adjusted life-year (QALY)* gained, compared with current UK National Health Service (NHS) practice. This would be considered highly cost-effective compared with the £20,000 per QALY* gained that the NHS is typically willing to pay.

Lead author, Dr Helen Dakin, University Research Lecturer at Oxford Population Health’s Health Economics Research Centre, said ‘Adalimumab is likely to be a cost-effective treatment for progressive early-stage Dupuytren’s disease’.

The study’s authors estimated that around 2.6 million people in the UK may have progressive early-stage Dupuytren’s disease. ‘Our phase 2b data shows that Adalimumab has the potential to transform the management of progressive early-stage Dupuytren’s disease. It is important that the treatment is cost-effective if it is to become available to patients,’ said Professor Nanchahal.

‘Determining that Adalimumab is likely to be cost effective for early-stage Dupuytren’s disease is an important step towards working to successfully bring the treatment to market and making it widely available to patients. This, combined with our extensive patent estate, has provided strong interest in ongoing preliminary partnership discussions for the commercialization of this novel therapeutic approach,’ said Dr. James Woody, CEO of 180 Life Sciences.

The research was funded by the Health Innovation Challenge Fund (Wellcome, Department of Health and Social Care) and 180 Life Sciences. Dr. Dakin is part-funded by the National Institute for Health and Care Research Oxford Biomedical Research Centre. The study is published in Bone and Joint Open.

* Quality Adjusted Life Years (QALYs) are a standard metric used to compare the cost-effectiveness of different healthcare interventions. One QALY is equivalent to an additional year gained at full health.

About 180 Life Sciences Corp.

180 Life Sciences Corp. is a clinical-stage biotechnology company driving ground-breaking studies into clinical programs which are seeking to address major unmet medical needs. The Company’s focus is a novel program to treat several inflammatory disorders using anti-TNF (tumor necrosis factor).

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These risk factors and others are included from time to time in documents the Company files with the Securities and Exchange Commission, including, but not limited to, its Form 10-Ks, Form 10-Qs and Form 8-Ks, and including the Annual Report on Form 10-K for the year ended December 31, 2021, and Quarterly Report on Form 10-Q for the quarter ended September 30, 2022, and future SEC filings. These reports and filings are available at www.sec.gov and are available for download, free of charge, soon after such reports are filed with or furnished to the SEC, on the “Investors”—“SEC Filings”—“All SEC Filings” page of our website at www.180lifesciences.com. All subsequent written and oral forward-looking statements concerning the Company, the results of the Company’s clinical trial results and studies or other matters and attributable to the Company or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements above. 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Investors:

Jason Assad
Director of IR
180 Life Sciences Corp
(678) 570-6791
Jason@180lifesciences.com